                             LETTER OF TRANSMITTAL
                                   TO TENDER
            UNREGISTERED 12 1/2% SENIOR DISCOUNT DEBENTURES DUE 2008
                                       OF

                        THERMADYNE HOLDINGS CORPORATION
       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED AUGUST 4, 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 3, 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

                                   Deliver to
               IBJ Schroder Bank & Trust Company, Exchange Agent

  By Registered or Certified         By Overnight Courier:             By Hand Delivery:
             Mail:                 IBJ Schroder Bank & Trust       IBJ Schroder Bank & Trust
   IBJ Schroder Bank & Trust                Company                         Company
            Company                    One State Street                One State Street
          P.O. Box 84              New York, New York 10004        New York, New York 10004
     Bowling Green Station        Attn: Securities Processing     Attn: Securities Processing
 New York, New York 10274-0084   Window, Subcellar One, (SC-1)   Window, Subcellar One, (SC-1)
Attn: Reorganization Operations Facsimile Transmission Number:
          Department              (For Eligible Institutions
                                             Only)
                                        (212) 858-2103
                                Confirm Receipt of Facsimile by
                                          Telephone:
                                        (212) 858-2611

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     IF YOU WISH TO EXCHANGE UNREGISTERED 12 1/2% SENIOR DISCOUNT DEBENTURES DUE 2008, FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 12 1/2% SENIOR DISCOUNT DEBENTURES DUE 2008, PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD DEBENTURES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                     DESCRIPTION OF TENDERED OLD DEBENTURES

------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)             CERTIFICATE           AGGREGATE
AS IT APPEARS ON THE 12 1/2% SENIOR DISCOUNT DEBENTURES DUE        NUMBER(S)        PRINCIPAL AMOUNT
                            2008                                    OF OLD          OF OLD DEBENTURES
                 (PLEASE FILL IN, IF BLANK)                       DEBENTURES            TENDERED
------------------------------------------------------------------------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------
                                                                TOTAL PRINCIPAL
                                                                 AMOUNT OF OLD
                                                                  DEBENTURES
                                                                   TENDERED
------------------------------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

     1. The undersigned hereby tenders to Thermadyne Holdings Corporation, a Delaware corporation (the "Company"), the 12 1/2% Senior Discount Debentures due 2008 (the "Old Debentures"), described above pursuant to the Company's offer of $1,000 principal amount of 12 1/2% Senior Discount Debentures due 2008 (the "New Debentures"), in exchange for each $1,000 principal amount of the Old Debentures, upon the terms and subject to the conditions contained in the Prospectus dated August 4, 1998 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

     2. The undersigned hereby represents and warrants that it has full authority to tender the Old Debentures described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Debentures.

     3. The undersigned understands that the tender of the Old Debentures pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i) the New Debentures acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

          (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Debentures;

          (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Debentures; and

          (iv) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     5. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in Item 4 above, elect to have its Old Debentures registered in the shelf registration described in the Exchange and Registration Rights Agreement, dated as of May 22, 1998, between the Company and the Initial Purchaser in the form filed as an exhibit to the Registration Statement (the "Registration Agreement") (all terms used in this Item 5 with their initial letters capitalized, unless otherwise defined herein, shall have the meanings given them in the Registration Agreement). Such election may be made by checking the box under "Special Registration Instructions" on page 5. By making such election, the undersigned agrees, as a holder of Transfer Restricted Securities participating in a shelf registration, to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any matter), joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to such information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in the Shelf Registration Statement, the Prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

     6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Debentures. If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Debentures; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Debentures held for its own account were not acquired as a result of market-making or other trading activities, such Old Debentures cannot be exchanged pursuant to the Exchange Offer.

     7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     8. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the New Debentures will be issued in the name of the undersigned.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 1)

     To be completed ONLY IF the New Debentures are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

        Mail [ ]  Issue [ ]  (check appropriate boxes) certificates to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                       SPECIAL REGISTRATION INSTRUCTIONS
                                  (See Item 5)

     To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Old Debentures in the shelf registration described in the Registration Agreement, and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in the Registration Agreement and summarized in Item 5 above.

     [ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Old Debentures registered pursuant to the shelf registration described in the Registration Agreement, and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Registration Agreement and summarized in Item 5 above.

                       SPECIAL BROKER-DEALER INSTRUCTIONS
                                  (See Item 6)

     [ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------

                                   SIGNATURE

        To be completed by all exchanging debentureholders. Must be signed by registered holder exactly as name appears on Old Debentures. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

   X
   --------------------------------------------------------------------------

   X
   --------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE

   Dated:
   --------------------------------------------------------------------------

   Name(s):
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Capacity:
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

   Area Code and Telephone No.:

 -------------------------------------------------------------------------------

               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

        Certain Signatures Must be Guaranteed by an Eligible Institution

   --------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

   --------------------------------------------------------------------------
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                                    OF FIRM)

   --------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

   --------------------------------------------------------------------------
                                 (PRINTED NAME)

   --------------------------------------------------------------------------
                                    (TITLE)

   Dated:
   --------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      PLEASE READ THE INSTRUCTIONS BELOW,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Old Debentures described above are tendered for the account of an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD DEBENTURES. The Old Debentures, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

     THE METHOD OF DELIVERY OF OLD DEBENTURES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD DEBENTURES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Debentures, such Old Debentures must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Debentures.

     If this Letter of Transmittal or any Old Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     4. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Debentures will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Old Debentures not properly tendered or any Old Debentures the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Debentures. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.